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                                                                    Exhibit 10.1

                                 ADDENDUM NO. 1

                                     to the

                          WHOLE ACCOUNT NET QUOTA SHARE
                              REINSURANCE CONTRACT
                            EFFECTIVE: APRIL 1, 2003

                                    issued to

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                          Mobile USA Insurance Company
                             Pinellas Park, Florida
                       Liberty American Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                  Philadelphia Consolidated Holding Corporation
                        and are approved by the Reinsurer

IT IS HEREBY AGREED, effective January 1, 2004, with respect to business issued or renewed on or after that date, that this Contract shall be amended as follows:

1. Mobile USA Insurance Company, Pinellas Park, Florida, and Liberty American Insurance Company, Pinellas Park, Florida, shall be deleted as named reinsureds under this Contract, and the term "Company," wherever it appears in this Contract, shall refer collectively to "Philadelphia Insurance Company, Philadelphia Indemnity Insurance Company, both of Bala Cynwyd, Pennsylvania, and any and all other companies which are now or may hereafter become member companies of Philadelphia Consolidated Holding Corporation and are approved by the Reinsurer."

2. Paragraphs A and C of Article V - Retention and Limit - shall be deleted and the following substituted therefor:

      "A. Except as provided below, as respects business subject to this Contract, the Company shall retain and be liable for 90.0% of its net liability. The Company shall cede to the Reinsurer and the Reinsurer agrees to accept 10.0% of the Company's net liability.

            On July 1, 2004, the Company shall have the option of increasing the percentage of its net liability ceded hereunder to a maximum of 20.0% or decreasing the percentage of its net liability ceded hereunder to a minimum of 5.0% for the business issued or renewed on or after that date."

      "C. Provided the Reinsurer's ratio of losses to premiums earned is greater than 63.0%, the Reinsurer's ratio of losses incurred to premiums earned (as defined in Article XI) for any one contract year shall not exceed any of the following, or so deemed:

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            1.    95.0% for Errors and Omissions Liability, Directors and
                  Officers Liability, Leasing or GAPP business, and Umbrella Liability business combined; however, the losses incurred for such business shall not exceed $180,000,000 in total;

            2.    95.0% for all other business subject to this Contract.

            The loss ratio applied to the business ceded for the entire current contract year shall be the actual loss ratio result for the total Business Reinsured for the entire contract year, without adjustment for different percentages of net liability ceded for different portions of the current contract year.

            The Company will retain and be liable for any loss in excess of these amounts."

3. Article XIII - Reinsurer's Expense Allowance - shall be deleted and the following substituted therefor:

      "A. The Reinsurer's expense allowance shall be determined based upon the amount of ceded net written premium collected during each contract year. Specifically, the Reinsurer's expense allowance shall be equal to the sum of the following:

            1. 3.80% of the first $100,000,000 or less of ceded net written premium collected hereunder during the contract year; and

            2. 3.60% of the ceded net written premium collected hereunder greater than $100,000,000 during the contract year.

      B. If this Contract is not commuted within 13 months after the end of any contract year, the Reinsurer's expense allowance percentage for that contract year shall increase to 7.5%, and the Company shall pay the Reinsurer the additional amount due on January 31 of the year of the calculation for the applicable contract year, plus 4.0% interest from the original payment due dates.

      C. If this Contract is not commuted within 25 months after the end of any contract year, the Reinsurer's expense allowance percentage for that contract year shall increase to 11.5%, and the Company shall pay the Reinsurer the additional amount due on January 31 of the year of the calculation for the applicable contract year, plus 4.0% interest from the original payment due dates."

The provisions of this Contract shall remain otherwise unchanged.

IN WITNESS WHEREOF, the Company by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Bala Cynwyd, Pennsylvania, this __21st__ day of __June__________ in the year __2004__.

          Christopher J. Maguire, Executive Vice President & Chief Underwriting Officer
          Philadelphia Insurance Company
          Philadelphia Indemnity Insurance Company
          Mobile USA Insurance Company
          Liberty American Insurance Company

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                                 ADDENDUM NO. 1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                            Federal Insurance Company
                               Warren, New Jersey
                                     through
                                 Chubb Re, Inc.
                            Bernardsville, New Jersey
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                          WHOLE ACCOUNT NET QUOTA SHARE
                              REINSURANCE CONTRACT
                            EFFECTIVE: APRIL 1, 2003

                                    issued to

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                          Mobile USA Insurance Company
                             Pinellas Park, Florida
                       Liberty American Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                  Philadelphia Consolidated Holding Corporation
                        and are approved by the Reinsurer

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2004.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Bernardsville, New Jersey, this ___15th__ day of _____June___________ in the year __2004__.

                Brian Hegarty, Managing Director_____
                Chubb Re, Inc. (for and on behalf of Federal Insurance Company)

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                                 ADDENDUM NO. 1

                                     to the

                       INTERESTS AND LIABILITIES AGREEMENT

                                       of

                      Swiss Reinsurance America Corporation
                                Armonk, New York
                                     through
                       Swiss Re Underwriters Agency, Inc.
                              Calabasas, California
            (hereinafter referred to as the "Subscribing Reinsurer")

                               with respect to the

                          WHOLE ACCOUNT NET QUOTA SHARE
                              REINSURANCE CONTRACT
                            EFFECTIVE: APRIL 1, 2003

                                    issued to

                         Philadelphia Insurance Company
                            Bala Cynwyd, Pennsylvania
                    Philadelphia Indemnity Insurance Company
                            Bala Cynwyd, Pennsylvania
                          Mobile USA Insurance Company
                             Pinellas Park, Florida
                       Liberty American Insurance Company
                             Pinellas Park, Florida
                                       and
                    any and all other companies which are now
                   or may hereafter become member companies of
                  Philadelphia Consolidated Holding Corporation
                        and are approved by the Reinsurer

The Subscribing Reinsurer hereby accepts Addendum No. 1, as duly executed by the Company, as part of the Contract, effective January 1, 2004.

IN WITNESS WHEREOF, the Subscribing Reinsurer by its duly authorized representative has executed this Addendum as of the date undermentioned at:

Calabasas, California, this __18th_ day of ____June_____________ in the year _2004___.

                 Jim Ehman, Senior Vice President__
                 Swiss Re Underwriters Agency, Inc.
                 (for Swiss Reinsurance America Corporation)

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